Silvaco Group, Inc. (Nasdaq: SVCO)

Financial Metrics ($ in '000s, except Per Share Data and Headcount)

GAAP Financial Metrics	Unaudited								See Note 1		
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY21	FY22	FY23
Revenue	$13,551	$11,375	$11,747	$ 9,801	$14,291	$12,525	$14,944	$12,486	$41,963	$46,474	$54,246
YoY Change %					5%	10%	27%	27%	4%	11%	17%
GAAP Gross Profit	$11,385	$ 9,169	$ 9,352	$ 7,681	$12,266	$10,152	$12,670	$ 9,804	$33,310	$37,587	$44,892
GAAP Gross Margin	84%	81%	80%	78%	86%	81%	85%	79%	79%	81%	83%
GAAP Operating Expenses	$10,026	$ 9,813	$10,489	$ 9,132	$10,733	$10,357	$10,928	$11,740	$36,846	$39,460	$43,758
GAAP Operating Expenses % of Sales	74%	86%	89%	93%	75%	83%	73%	94%	88%	85%	81%
GAAP Operating Income (Loss)	$ 1,359	$ (644)	$ (1,137)	$ (1,451)	$ 1,533	$ (205)	$ 1,742	$ (1,936)	$ (3,536)	$ (1,873)	$ 1,134
GAAP Operating Margin	10%	(6%)	(10%)	(15%)	11%	(2%)	12%	(16%)	(8%)	(4%)	2%
GAAP Net Income (Loss)	$ 162	$ (973)	$ (465)	$ (2,652)	$ 814	$ (331)	$ 1,448	$ (2,247)	$ (1,845)	$ (3,928)	$ (316)
GAAP Net Income (Loss) Margin	1%	(9%)	(4%)	(27%)	6%	(3%)	10%	(18%)	(4%)	(8%)	(1%)
GAAP Earnings Per Share	$ 0.01	$ (0.05)	$ (0.02)	$ (0.13)	$ 0.04	$ (0.02)	$ 0.07	$ (0.11)	$ (0.09)	$ (0.20)	$ (0.02)
Shares Diluted (See Note 3)	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000
Net Cash (Used In) Provided By Operating Activities	$ (2,473)	$ (152)	$ (772)	$ 1,300	$ 501	$ 1,665	$ (1,835)	$ 849	$ (2,636)	$ (2,097)	$ 1,180

Non-GAAP Financial Metrics (See Note 2)	Unaudited								Unaudited		
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY21	FY22	FY23
Non-GAAP Gross Profit	$11,385	$ 9,169	$ 9,352	$ 7,681	$12,266	$10,152	$12,670	$ 9,804	$33,310	$37,587	$44,892
Non-GAAP Gross Margin	84%	81%	80%	78%	86%	81%	85%	79%	79%	81%	83%
Non-GAAP Operating Expenses	$ 8,985	$ 9,367	$ 8,834	$ 8,106	$10,128	$ 9,339	$ 9,926	$11,098	$34,610	$35,292	$40,491
Non-GAAP Operating Expenses % of Sales	66%	82%	75%	83%	71%	75%	66%	89%	82%	76%	75%
Non-GAAP Operating Income (Loss)	$ 2,400	$ (198)	$ 518	$ (425)	$ 2,138	$ 813	$ 2,744	$ (1,294)	$ (1,300)	$ 2,295	$ 4,401
Non-GAAP Operating Margin	18%	(2%)	4%	(4%)	15%	6%	18%	(10%)	(3%)	5%	8%
Non-GAAP Net Income (Loss)	$ 1,869	$ (502)	$ 424	$ (1,374)	$ 1,919	$ 839	$ 2,326	$ (1,642)	$ (1,685)	$ 417	$ 3,442
Non-GAAP Net Income (Loss) Margin	14%	(4%)	4%	(14%)	13%	7%	16%	(13%)	(4%)	1%	6%
Non-GAAP Earnings Per Share	$ 0.09	$ (0.03)	$ 0.02	$ (0.07)	$ 0.10	$ 0.04	$ 0.12	$ (0.08)	$ (0.08)	$ 0.02	$ 0.17
Non-GAAP Shares Diluted (See Note 3)	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000
Free Cash Flow	$ (2,473)	$ (156)	$ (832)	$ 1,275	$ 324	$ 1,640	$ (1,848)	$ 725	$ (2,735)	$ (2,186)	$ 841
Headcount									270	251	267

Note 1: Annual figures derived from audited consolidated financial statements which are available in our Form S-1 and draft Form S1 filings at SEC.GOV.

Note 2: The non-GAAP measures presented should not be considered a substitute for the financial results and measures determined or calculated in accordance with GAAP. See Appendix I for more information and a reconciliation of GAAP to Non-GAAP Financials Measures.

Note 3: On April 29, 2024, the Company effected a 1-for-2 reverse split of its common stock. All of the outstanding equity amounts have been adjusted, on a retroactive basis, to reflect this 1-for-2 reverse stock split for all periods presented. On May 13, 2024, the Company completed the sale of an aggregate of 6,000,000 shares of Common Stock to the public in the IPO.

6/4/24 Silvaco Group, Inc. Financial Results 1

Silvaco Group, Inc. (Nasdaq: SVCO)

Supplemental Sales Information ($ in '000s)

Revenue by Item Category	Unaudited								See Note 1		
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY21	FY22	FY23
Software License	$10,803	$ 7,882	$ 9,261	$ 6,465	$10,665	$ 8,845	$11,083	$ 8,738	$29,687	$34,411	$39,331
YoY Change %					(1%)	12%	20%	35%	7%	16%	14%
Maintenance and Service	$ 2,748	$ 3,493	$ 2,486	$ 3,336	$ 3,626	$ 3,680	$ 3,861	$ 3,748	$12,276	$12,063	$14,915
YoY Change %					32%	5%	55%	12%	(1%)	(2%)	24%
Total Revenue	$13,551	$11,375	$11,747	$ 9,801	$14,291	$12,525	$14,944	$12,486	$41,963	$46,474	$54,246
YoY Change %					5%	10%	27%	27%	4%	11%	17%

Revenue by Product Line	Unaudited								Unaudited		
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY21	FY22	FY23
TCAD	$ 7,526	$ 6,534	$ 7,701	$ 5,153	$ 8,773	$ 7,780	$ 7,876	$ 7,725	$24,162	$26,914	$32,154
% of Total Revenue	56%	57%	66%	53%	61%	62%	53%	62%	58%	58%	59%
YoY Change %					17%	19%	2%	50%	16%	11%	19%
EDA	$ 3,577	$ 2,833	$ 2,328	$ 2,402	$ 4,185	$ 2,489	$ 4,579	$ 2,708	$11,795	$11,140	$13,961
% of Total Revenue	26%	25%	20%	25%	29%	20%	31%	22%	28%	24%	26%
YoY Change %					17%	(12%)	97%	13%	1%	(6%)	25%
IP	$ 2,448	$ 2,008	$ 1,718	$ 2,246	$ 1,333	$ 2,256	$ 2,489	$ 2,053	$ 6,006	$ 8,420	$ 8,131
% of Total Revenue	18%	18%	15%	23%	9%	18%	17%	16%	14%	18%	15%
YoY Change %					(46%)	12%	45%	(9%)	(24%)	40%	(3%)
Total Revenue	$13,551	$11,375	$11,747	$ 9,801	$14,291	$12,525	$14,944	$12,486	$41,963	$46,474	$54,246
YoY Change %					5%	10%	27%	27%	4%	11%	17%

Revenue by Geography	Unaudited								Unaudited		
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY21	FY22	FY23
United States	$ 3,235	$ 3,338	$ 5,383	$ 2,932	$ 4,865	$ 3,538	$ 4,258	$ 3,553	$11,420	$14,888	$16,214
China	2,579	2,305	2,269	3,532	2,680	3,616	2,467	3,647	7,680	10,685	12,410
Japan	1,650	2,975	1,287	1,376	2,310	1,732	1,768	1,746	11,000	7,288	7,556
Korea	2,452	677	665	378	1,178	1,408	3,807	1,112	2,228	4,172	7,505
All other countries	3,635	2,080	2,143	1,583	3,258	2,231	2,644	2,428	9,635	9,441	10,561
Total Revenue	$13,551	$11,375	$11,747	$ 9,801	$14,291	$12,525	$14,944	$12,486	$41,963	$46,474	$54,246
YoY Change %					5%	10%	27%	27%	4%	11%	17%

New Bookings by Product Line	Unaudited								Unaudited		
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY21	FY22	FY23
TCAD	$ 8,385	$ 6,455	$ 7,472	$ 7,227	$10,999	$ 8,022	$ 7,894	$ 8,494	$26,502	$29,539	$35,409
% of Total Bookings	59%	58%	62%	58%	70%	56%	63%	55%	56%	59%	61%
YoY Change %					31%	24%	6%	18%	25%	11%	20%
EDA	$ 4,193	$ 3,374	$ 2,774	$ 3,650	$ 3,205	$ 4,255	$ 3,335	$ 4,179	$14,336	$13,991	$14,974
% of Total Bookings	30%	30%	23%	29%	20%	30%	27%	27%	30%	28%	26%
YoY Change %					(24%)	26%	20%	14%	(13%)	(2%)	7%
IP	$ 1,533	$ 1,372	$ 1,720	$ 1,539	$ 1,464	$ 2,084	$ 1,257	$ 2,891	$ 6,458	$ 6,164	$ 7,696
% of Total Bookings	11%	12%	14%	12%	9%	15%	10%	19%	14%	12%	13%
YoY Change %				0%	7%	21%	(18%)	97%	2%	(5%)	25%
Total Bookings	$14,111	$11,201	$11,967	$12,416	$15,667	$14,362	$12,486	$15,565	$47,296	$49,695	$58,080
YoY Change %					11%	28%	4%	25%	8%	5%	17%
Remaining Performance Obligation									$21,223	$26,990	$29,818

Note 1: Annual figures derived from audited consolidated financial statements which are available in our Form S-1 and draft Form S1 filings at SEC.GOV.

6/4/24 Silvaco Group, Inc. Financial Results 2

6/4/24 Silvaco Group, Inc. Financial Results 3 Silvaco Group, Inc. (Nasdaq: SVCO) Appendix I - Reconciliation of GAAP to Non-GAAP Financials Measures (Disclaimer) Discussion of Non-GAAP Financial Measures We use certain non-GAAP financial measures to supplement the performance measures in our consolidated financial statements, which are presented in accordance with GAAP. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss), non-GAAP diluted earnings (loss) per share, and free cash flow. We use these non-GAAP financial measures for financial and operational decision-making and as a means to assist us in evaluating period-to-period comparisons. We define non-GAAP operating expenses and non-GAAP operating income (loss) as our GAAP operating expenses and GAAP operating income (loss), in each case, adjusted to exclude certain costs, including acquisition-related litigation costs, executive severance, amortization of acquired intangible assets, IPO preparation costs, regulatory compliance costs and impairment charges. We define non-GAAP net income (loss) as our GAAP net income (loss) adjusted to exclude certain costs, including acquisition-related litigation costs, executive severance, amortization of acquired intangible assets, IPO preparation costs, regulatory compliance costs, impairment charges, change in fair value of contingent consideration, foreign exchange (gain) loss, and gain on extinguishment of debt. Our non-GAAP earnings per share is calculate in the same way as our non-GAAP net income (loss), but on a per share basis. We monitor non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net earnings per share as non-GAAP financial measures to supplement the financial information we present in accordance with GAAP to provide investors with additional information regarding our financial results. Certain items are excluded from our on-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net earnings per share because these items are noncash in nature, or are not indicative of our core operating performance, and render comparisons with prior periods and competitors less meaningful. We adjust GAAP operating income (loss) and net income (loss) for these items to arrive at non-GAAP operating income (loss) and non-GAAP net income (loss) because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structure and the method by which the assets were acquired. By excluding certain items that may not be indicative of our recurring core operating results, we believe that non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share, provide meaningful supplemental information regarding our performance. We define free cash flow as net cash (used in) provided by operating activities in the period minus capital expenditures. We believe that free cash flow is an important financial measure for use in evaluating the Company’s ability to generate additional cash from our business operations. Free cash flow should be considered in addition to, rather than as a substitute for net cash provided by operating activities as a measure of our liquidity. Additionally, our definition of free cash flow is limited and does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other obligations or payments made for business acquisitions. Therefore, we believe it is important to view free cash flow as supplemental to our entire statement of cash flows We believe these non-GAAP financial measures are useful to investors and others because they allow for additional information with respect to financial measures used by management in its financial and operational decision-making and they may be used by our institutional investors and the analyst community to help them analyze our financial performance and the health of our business. However, there are a number of limitations related to the use of non-GAAP financial measures, and these non-GAAP measures should be

Silvaco Group, Inc. (Nasdaq: SVCO)

Appendix I - Reconciliation of GAAP to Non-GAAP Financials Measures ($ in '000s, except Per Share Data)

	Unaudited								Unaudited		
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY21	FY22	FY23
GAAP Gross Profit	$11,385	$ 9,169	$ 9,352	$ 7,681	$12,266	$10,152	$12,670	$ 9,804	$33,310	$37,587	$44,892
Less: N/a	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP Gross Profit	$11,385	$ 9,169	$ 9,352	$ 7,681	$12,266	$10,152	$12,670	$ 9,804	$33,310	$37,587	$44,892
GAAP Operating Expenses	$10,026	$ 9,813	$10,489	$ 9,132	$10,733	$10,357	$10,928	$11,740	$36,846	$39,460	$43,758
Less: Acquisition-related litigation costs	(320)	(201)	(534)	(285)	(236)	(233)	(723)	(515)	(1,148)	(1,340)	(1,707)
Less: IPO preparation costs	(67)	(187)	(1,058)	(640)	(268)	(711)	(197)	(45)	-	(1,952)	(1,221)
Less: Amortization of acquired intangible assets	(94)	(58)	(63)	(101)	(101)	(74)	(82)	(82)	(808)	(316)	(339)
Less: Impairment Charges	(560)	-	-	-	-	-	-	-	-	(560)	-
Less: Executive Severance	-	-	-	-	-	-	-	-	(280)	-	-
Non-GAAP Operating Expenses	$ 8,985	$ 9,367	$ 8,834	$ 8,106	$10,128	$ 9,339	$ 9,926	$11,098	$34,610	$35,292	$40,491
GAAP Operating Income (Loss)	$ 1,359	$ (644)	$ (1,137)	$ (1,451)	$ 1,533	$ (205)	$ 1,742	$ (1,936)	$ (3,536)	$ (1,873)	$ 1,134
Add: Acquisition-related litigation costs	320	201	534	285	236	233	723	515	1,148	1,340	1,707
Add: IPO preparation costs	67	187	1,058	640	268	711	197	45	-	1,952	1,221
Add: Amortization of acquired intangible assets	94	58	63	101	101	74	82	82	808	316	339
Add: Impairment Charges	560	-	-	-	-	-	-	-	-	560	-
Add: Executive Severance	-	-	-	-	-	-	-	-	280	-	-
Non-GAAP Operating Income (Loss)	$ 2,400	$ (198)	$ 518	$ (425)	$ 2,138	$ 813	$ 2,744	$ (1,294)	$ (1,300)	$ 2,295	$ 4,401
GAAP Net Income (Loss)	$ 162	$ (973)	$ (465)	$ (2,652)	$ 814	$ (331)	$ 1,448	$ (2,247)	$ (1,845)	$ (3,928)	$ (316)
Add: Acquisition-related litigation costs	320	201	534	285	236	233	723	515	1,148	1,340	1,707
Add: IPO preparation costs	67	187	1,058	640	268	711	197	45	-	1,952	1,221
Add: Amortization of acquired intangible assets	94	58	63	101	101	74	82	82	808	316	339
Add: Impairment Charges	560	-	-	-	-	-	-	-	-	560	-
Add: Executive Severance	-	-	-	-	-	-	-	-	280	-	-
Add: Foreign Exchange Gain (Loss)	683	39	(732)	535	247	168	(77)	(3)	(93)	525	335
Add: Change in Fair Value of Contingent Consideration	-	-	17	(228)	276	65	(9)	(7)	295	(211)	325
Less: Gain on Debt	-	-	-	-	-	-	-	-	(2,278)	-	-
Add: Income Tax effect of Non-GAAP Items	(17)	(14)	(51)	(55)	(23)	(81)	(38)	(27)	-	(137)	(169)
Non-GAAP Net Income (Loss)	$ 1,869	$ (502)	$ 424	$ (1,374)	$ 1,919	$ 839	$ 2,326	$ (1,642)	$ (1,685)	$ 417	$ 3,442
GAAP Earnings Per Share	$ 0.01	$ (0.05)	$ (0.02)	$ (0.13)	$ 0.04	$ (0.02)	$ 0.07	$ (0.11)	$ (0.09)	$ (0.20)	$ (0.02)
Add: Acquisition-related litigation costs	0.02	0.01	0.03	0.01	0.01	0.01	0.04	0.03	0.06	0.07	0.09
Add: IPO preparation costs	0.00	0.01	0.05	0.03	0.01	0.04	0.01	0.00	-	0.10	0.06
Add: Amortization of acquired intangible assets	0.00	0.00	0.00	0.01	0.01	0.00	0.00	0.00	0.04	0.02	0.02
Add: Impairment Charges	0.03	-	-	-	-	-	-	-	-	0.03	-
Add: Executive Severance	-	-	-	-	-	-	-	-	0.01	-	-
Add: Foreign Exchange Gain (Loss)	0.03	0.00	(0.04)	0.03	0.01	0.01	(0.00)	(0.00)	(0.00)	0.03	0.02
Add: Change in Fair Value of Contingent Consideration	-	-	0.00	(0.01)	0.01	0.00	(0.00)	(0.00)	0.01	(0.01)	0.02
Less: Gain on Debt	-	-	-	-	-	-	-	-	(0.11)	-	-
Add: Income Tax effect of Non-GAAP Items	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	-	(0.01)	(0.01)
Non-GAAP Earnings Per Share	$ 0.09	$ (0.03)	$ 0.02	$ (0.07)	$ 0.10	$ 0.04	$ 0.12	$ (0.08)	$ (0.08)	$ 0.02	$ 0.17
Shares used in GAAP and Non-GAAP Earnings Per Share - Basic and Diluted	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000

6/4/24 Silvaco Group, Inc. Financial Results 4

Silvaco Group, Inc. (Nasdaq: SVCO)

Appendix I (continued) - Reconciliation of GAAP to Non-GAAP Financials Measures ($ in '000s)

	Unaudited								Unaudited		
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY21	FY22	FY23
GAAP Gross Margin	84%	81%	80%	78%	86%	81%	85%	79%	79%	81%	83%
Less: N/a	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Non-GAAP Gross Margin	84%	81%	80%	78%	86%	81%	85%	79%	79%	81%	83%
GAAP Operating Expenses % of Sales	74%	86%	89%	93%	75%	83%	73%	94%	88%	85%	81%
Less: Acquisition-related litigation costs	-2%	-2%	-5%	-3%	-2%	-2%	-5%	-4%	-3%	-3%	-3%
Less: IPO preparation costs	0%	-2%	-9%	-7%	-2%	-6%	-1%	0%	0%	-4%	-2%
Less: Amortization of acquired intangible assets	-1%	-1%	-1%	-1%	-1%	-1%	-1%	-1%	-2%	-1%	-1%
Less: Impairment Charges	-4%	0%	0%	0%	0%	0%	0%	0%	0%	-1%	0%
Less: Executive Severance	0%	0%	0%	0%	0%	0%	0%	0%	-1%	0%	0%
Non-GAAP Operating Expenses % of Sales	66%	82%	75%	83%	71%	75%	66%	89%	82%	76%	75%
GAAP Operating Margin	10%	-6%	-10%	-15%	11%	-2%	12%	-16%	-8%	-4%	2%
Add: Acquisition-related litigation costs	2%	2%	5%	3%	2%	2%	5%	4%	3%	3%	3%
Add: IPO preparation costs	0%	2%	9%	7%	2%	6%	1%	0%	0%	4%	2%
Add: Amortization of acquired intangible assets	1%	1%	1%	1%	1%	1%	1%	1%	2%	1%	1%
Add: Impairment Charges	4%	0%	0%	0%	0%	0%	0%	0%	0%	1%	0%
Add: Executive Severance	0%	0%	0%	0%	0%	0%	0%	0%	1%	0%	0%
Non-GAAP Operating Margin	18%	-2%	4%	-4%	15%	6%	18%	-10%	-3%	5%	8%
GAAP Net Income (Loss) Margin	1%	-9%	-4%	-27%	6%	-3%	10%	-18%	-4%	-8%	-1%
Add: Acquisition-related litigation costs	2%	2%	5%	3%	2%	2%	5%	4%	3%	3%	3%
Add: IPO preparation costs	0%	2%	9%	7%	2%	6%	1%	0%	0%	4%	2%
Add: Amortization of acquired intangible assets	1%	1%	1%	1%	1%	1%	1%	1%	2%	1%	1%
Add: Impairment Charges	4%	0%	0%	0%	0%	0%	0%	0%	0%	1%	0%
Add: Executive Severance	0%	0%	0%	0%	0%	0%	0%	0%	1%	0%	0%
Add: Foreign Exchange Gain (Loss)	5%	0%	-6%	5%	2%	1%	-1%	0%	0%	1%	1%
Add: Change in Fair Value of Contingent Consideration	0%	0%	0%	-2%	2%	1%	0%	0%	1%	0%	1%
Less: Gain on Debt	0%	0%	0%	0%	0%	0%	0%	0%	-5%	0%	0%
Add: Income Tax effect of Non-GAAP Items	0%	0%	0%	-1%	0%	-1%	0%	0%	0%	0%	0%
Non-GAAP Net Income (Loss) Margin	14%	-4%	4%	-14%	13%	7%	16%	-13%	-4%	1%	6%

	Unaudited								Unaudited		
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY21	FY22	FY23
Net Cash (Used In) Provided By Operating Activities	$ (2,473)	$ (152)	$ (772)	$ 1,300	$ 501	$ 1,665	$ (1,835)	$ 849	$ (2,636)	$ (2,097)	$ 1,180
Less: Capital Expenditures	-	(4)	(60)	(25)	(177)	(25)	(13)	(124)	(99)	(89)	(339)
Free Cash Flow	$ (2,473)	$ (156)	$ (832)	$ 1,275	$ 324	$ 1,640	$ (1,848)	$ 725	$ (2,735)	$ (2,186)	$ 841

6/4/24 Silvaco Group, Inc. Financial Results 5